     FORM 8-K CURRENT REPORT

Pursuant to Section 15(d) of the Securities Exchange Act of 1934

Date of this Report: September 13, 2006

Montana Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	3-46174	14-1824753
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

233 Alexander Street Second Floor Rochester, New York 14607-2518 (Street Address of Principal Executive Office)

Mailing Address: Post Office Box 202 Wyoming, New York 14591-0202

(585) 495-9923

(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

     The Registrant is submitting this Form 8-K filing to report current and extraordinary events in accordance with Section 15(d) of the Securities Exchange Act of 1934.

APPLICABLE DISCLOSURES AND DISCLAIMERS.

     This is a current report filed by Montana Acquisition Corporation, a Delaware corporation (the "Registrant") with the U. S. Securities and Exchange Commission (the "Commission") on Form 8-K (this "Report"). The Registrant is stating all of the material facts necessary for the Commission and the public to make an informed decision pertinent to the matters subject to the disclosures herein made.

NOTICE OF EVENTS TO BE REPORTED AND TIME FOR FILING OF REPORT.

      This Report contains current information on the Registrant as of the date hereof.

     The Registrant considers the information in this Report to be "filed" under the Securities Exchange Act of 1934.

NOTICE OF APPLICATION OF GENERAL RULES AND REGULATIONS.

     Where permitted or as may be applicable, the Registrant has elected to report the information contained in this filing using the alternate options available to "small business issuers" under the rules and regulations stated in Regulation S-B. The Registrant is not the issuer of "asset-backed" securities, and is not subject to the rules and regulation promulgated by Regulation AB.

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SECTION 2 - FINANCIAL INFORMATION.

Item 2.02. Results of Operations and Financial Condition.

     Some of the statements made in Section 2 of this Report may be deemed to be "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

     While the Registrant is not seeking safe harbor for the statements of actual events, certain conclusions that are implied by the Registrant to report the events described in this item may be deemed to be "forward-looking". Forward-looking statements ARE NOT historical facts; rather, such statements are based upon the OPINIONS AND ESTIMATES of the Registrant's senior executive management on the date such statements are made. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT RISK AND UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT BY THE REGISTRANT'S SENIOR EXECUTIVE MANAGEMENT ON THE DATE THE STATEMENT WAS MADE. These forward-looking statements that may infer an impression of optimism about the beliefs and expectations of the Registrant's senior executive management may be expressed through words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", "contemplates", "prospective", "attempt", "proposed", and similar expressions or terms, which identify forward-looking statements.

     The Registrant cautions the Commission and the public not to place undue influence on these forward-looking statements, which speak only as of the date they were made and are not required to be updated by the Registrant in further filings, schedules, or reports the Registrant must file with the Commission.

A. Prospective Merger with Cartoon Acquisition, Inc.

     The Registrant's Board of Directors announces that it was conducting preliminary discussions with the Chairman of the Board and President of Cartoon Acquisition, Inc., a United States corporation (Commission Central Index Key 0001265869) ("Cartoon"), with regard to a prospective merger with the Registrant.

     These preliminary discussions were conducted on an informal basis; however, these discussions did require the selective disclosure by the Registrant's President, Randolph S. Hudson, of certain information to various third parties, which, again - although selective in nature - did require the release of certain non-public information to these third parties, some of whom were lenders and some of whom were principal shareholders of each of the Registrant and Cartoon. [For additional information on selective disclosure, readers are encouraged to read the Commission's Regulation FD. Moreover, the Registrant is disclosing the nature and extent of its disclosure of non-public information to Cartoon in Section 7, Item 7.01. A. hereinunder.]

     The respective Boards of Directors of the Registrant and Cartoon, acting collectively, deemed the preliminary discussions did not qualify to fall within the purview of Section 230.135 or Section 230.425 of the Securities Act of 1933 (the "Securities Act"); moreover, both companies' boards of directors categorized their mutual and respective discussions and preliminary communications to be exempt from Section 5(c) of the Securities Act in reliance of the exemption permitted by Section 230.166 of the Securities Act. Consequently, said discussions and preliminary communications were and will not be filed with the Commission in accordance with Rule 425.

     [Cartoon is a Delaware corporation and has its sole class of common voting equity securities registered with the Commission under the Securities Exchange Act of 1934.]

     The Commission and the public should be informed that a certain relationship exists in regard to the ownership and management of both the Registrant and Cartoon. The Registrant's sole officer, sole director, and principal shareholder, all being on in the same Randolph S. Hudson, also serves Cartoon as its sole officer, sole director, and principal shareholder.

     Mr. Hudson, acting in his capacity of President of Cartoon determined that Montana's current liabilities and obligations were too great to be assumed and/or performed by Cartoon; therefore, Cartoon withdrew its preliminary offer to the Registrant in this regard.

     In conclusion and in view of the aforementioned facts, it was the final determination of Cartoon's Board of Directors to not merge with the Registrant and to discontinue any further discussions with the Registrant's Board of Directors regarding any such prospective merger event.

     [Important Note: The Registrant's Board of Directors is attempting to coordinate its disclosure of information that is applicable to Registrant hereunder with Cartoon's Board of Directors, so that the Registrant may provide a similar explanation and disclosure under Regulation FD to the Commission, as not to deprive Cartoon's shareholders of this information. However, there can be no assurance that Cartoon will be able to timely file its disclosure in any given report to the Commission; consequently, there shall be no liability on the part of the Registrant with regard to its timely disclosure of these facts to the Commission, as required by law. By the aforesaid statements, the Registrant is not making assertion as to Cartoon's financial condition, administrative capability, or otherwise, in this regard, and no inference as to Cartoon's fiscal or administrative capabilities should be made by the readers hereof. The Registrant is not suggesting or implying that its efforts in regard to Cartoon's filings would be a "coordinated filing" effort.]

     [In conducting discussions with Cartoon's officers, directors, and affiliates, it was necessary for Mr. Hudson to disclose certain non-public information with them. Readers should refer to Item 7.01. A hereinunder for the Registrant's explanation on the disclosure of all such non-public information to Cartoon, its, officers, its directors, its shareholders, and its affiliates.]

SECTION 7 - REGULATION FD

Item 7.01. Regulation FD Disclosure.

A. Disclosure Of Non-Public Information To Montana Shareholders.

     The Registrant is disclosing that a senior official of the Registrant, namely, Randolph S. Hudson, the Registrant's principal executive officer, did intentionally disclose certain material and non-public information about the Registrant's business, operations, and recent financial information, none of which was previously disseminated to the public. Such information was provided to a person or persons who were outside of the Registrant, as more fully described hereinbelow. (This information is revealed in this Report pursuant to the requirements of Regulation FD (17 CFR 243.100 et seq.), which requires the Registrant to provide the circumstances surrounding the selective release of material non-public information, when such information has not first been made available to the Registrant's shareholders or to the Commission.)

     Between June 1, 2006 and August 25, 2006, the Registrant conducted preliminary discussions with the sole officer, sole director, and principal shareholder of Cartoon Acquisition, Inc., a United States corporation ("Cartoon"), regarding the prospective acquisition of approximately 95% of the Registrant's issued and outstanding shares by Cartoon.

     The disclosure of non-public information to Cartoon, its sole officer, sole director, and principal shareholder (a) consisted of information that was not part of a presentation that was complementary to, and that occurred within 48 hours of, a written announcement or release that was furnished on a Form 8-K current report by the Registrant, (b) consisted of information that was not broadly accessible to the public by dial-up conference call, by webcast, by broadcast, or by similar means, or (c) consisted of information that was not part of a widely disseminated press release. (The Registrant does not maintain a website and, thus, is not able to make non-public information available through that medium.)

     In Cartoon's discussions with the Registrant, it was necessary for the Registrant to disclose certain current financial information and projections of its estimated earnings for periods that have not heretofore been furnished to the Commission, to the public, or to its shareholders. Mr. Hudson orally presented estimates of the Registrant's financial information to the sole officer, sole director, and principal shareholder of Cartoon that were not compiled, prepared, or reviewed in accordance with Generally Accepted Accounting Principles ("GAAP"); as such information was not available. The information that Mr. Hudson did provide to Cartoon was not dissimilar to the Registrant's actual financial position at the time such disclosures were made; however, such disclosures have not been made available to the public because the Registrant, its compilation accountant, and its certifying accountant have not yet prepared and released such information to the Commission.

     (The Registrant made no promise or commitment to Cartoon to update or provide additional non-public information.)

SECTION 8 - OTHER EVENTS.

Item 8.01. Other Events.

Item 8.01. A. Reversion to Shell Company Category.

     Previously, the Registrant applied to the Commission to change its Standard Industrial Classification ("SIC") number to that of a company in the business of industrial process furnaces and ovens.

     However, based upon the Registrant's actual current status, and in view of the fact the Registrant is not going to engage itself in the aforementioned business, the Registrant's senior executive officer has notified the Commission the Registrant's SIC code should revert to that of "6770 - Blank Check Companies".

       This change should become effective following the filing of this Report with the Commission.

FURTHER UNDERTAKINGS.

     The Registrant, for the events that occurred during the period described herein, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in this Report for the period in question, and (b) to include any other information that may be pertinent to the events described in this Report and obtained by the Registrant on a date beyond the date of this Report. However, the Registrant undertakes no responsibility to update or provide additional information to any person or entity relative to its selective disclosure of non-public information, especially, to those individuals or entities disclosed in this Report.

AVAILABLE INFORMATION.

     The Registrant shall permit its shareholders to ask questions of and receive answers from the Registrant concerning any aspect of the information contained in this Report, and, if necessary, to obtain additional information, to the extent the Registrant possesses such information or to the extent the Registrant can acquire such information without unreasonable effort or unreasonable expense, in order to verify the accuracy of the information contained in this Report to any of its shareholders. The Registrant encourages its shareholders to contact it; if by mail, to its mailing address, which is Post Office Box 202, Wyoming, New York 14591-0202, or to the address of its principal executive office.

     The specific information contained in this Report has been accumulated, compiled, and presented in accordance with the requirements set forth in 17 CFR 243.100, 17 CFR 243.101, and 17 CFR 230, et seq.

     The Registrant is subject to the reporting requirements of section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file annual, periodic, transitional, and other reports with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by U. S. Federal securities rules and regulations. The Registrant's duty to file such reports was automatically suspended because the Registrant has fewer than 300 shareholders and because the Registrant does not have a class of securities registered with the Commission under the Exchange Act. The public may view, read, or make copies of all the Registrant's existing reports, proxy statements, and other documents filed with the Commission at the Commission's Public Reference Room, which is located at 100 F Street, Northeast, Washington, D. C. 20549. Copies of said materials may also be obtained at from the Commission's Web site, the address of which is http://www.sec.gov, or by telephoning the Commission at 1-800-SEC-0330.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 13, 2006 By Order of the Board of Directors:

Montana Acquisition Corporation,
a Delaware corporation (the "Registrant")

/s/ Randolph S. Hudson

Randolph S. Hudson
Chief Executive (Principal Executive) Officer
Chief Financial (Principal Financial) Officer

THIS REPORT DOES NOT REQUIRE CERTIFICATIONS BY THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER.